UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): January 10, 2006


                               KEYSPAN CORPORATION
                               -------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    New York
                                    --------
                 (State or Other Jurisdiction of Incorporation)


       1-14161                                            11-3431358
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(Commission File Number)                      (IRS Employer Identification No.)

                 One MetroTech Center, Brooklyn, New York 11201
              175 East Old Country Road, Hicksville, New York 11801
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               (Address of Principal Executive Offices) (Zip Code)

                            (718) 403-1000 (Brooklyn)
                           (516) 755-6650 (Hicksville)
                           ---------------------------
              (Registrant's telephone number, including area code)



                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Cautionary Language Concerning Forward-Looking Statements
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     Certain statements contained herein are forward-looking statements, which reflect numerous assumptions and estimates and involve a number of risks and uncertainties. For these statements, we claim the protection of the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995.

     There are possible developments that could cause our actual results to differ materially from those forecast or implied in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are current only as of the date of this filing. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

     Among the factors that could cause actual results to differ materially are: general economic conditions, especially in the Northeast United States; available sources and cost of fuel; volatility of energy prices in a deregulated market environment as well as in the source of natural gas and fuel used to generate electricity; potential write-down of our investment in natural gas properties when natural gas prices are depressed or if we have significant downward revisions in our estimated proved gas reserves; federal and state regulatory initiatives that increase competition, threaten cost and investment recovery, and impact rate structures; our ability to successfully reduce our cost structures; implementation of new accounting standards; the degree to which the we develop unregulated business ventures; as well as federal and state regulatory policies affecting our ability to retain and operate those business ventures; our ability to identify and make complementary acquisitions, as well as the successful integration of those acquisitions; inflationary trends and interest rates; and risks detailed from time to time in reports filed by us with the Securities and Exchange Commission.

Item 8.01. Other Events.
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     On January 10, 2006, KeySpan Corporation (the "Company") issued a press release disclosing, among other things, its expectations for 2006 Company earnings. The Company's press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     In addition, on January 10, 2006 in New York City and on January 11, 2006 in Boston, the Company will conduct presentations with members of the financial community ("Analyst Meeting") and discuss, among other things, its expectations for 2006 earnings. The slides that will be used at these Analyst meetings can be viewed on the Investor Relations section of the Company's website: www.keyspanenergy.com. The script of the Analyst Meetings is attached hereto as
Exhibit 99.2 and incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits.
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     (c)  Exhibits.

          99.1 Press Release of the Company dated January 10, 2006.

          99.2 Script of Analyst Meetings.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  KEYSPAN CORPORATION

Dated: January 10, 2006           By:/s/ John J. Bishar, Jr.
                                  --------------------------
                                  Name:  John J. Bishar, Jr.
                                  Title: Senior Vice President, General Counsel,
                                         Chief Governance Officer and Secretary

                                INDEX TO EXHIBITS
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Exhibit No.         Exhibit                                               Page
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99.1              Press Release of the Company dated January 10, 2006.      6

99.2              Script of Analyst Meetings.                              11